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                                                                      Exhibit 23

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statement No. 333-52837 of TeleSpectrum Worldwide Inc. on Form S-8 of our report dated September 23, 2002 appearing in this Annual Report on Form 11-K of the TeleSpectrum Worldwide Inc. 401(k) Retirement Savings Plan for the year ended December 31, 2001.

/s/ Grant Thornton LLP
Philadelphia, Pennsylvania
October 14, 2002